Escrow Agreement
ESCROW AGREEMENT
THIS ESCROW AGREEMENT (this “Agreement”) is made as of [*], 2015, by and among Calpian, Inc., a Texas corporation (the “Company”), the person or entity set forth on the signature pages hereto as the purchaser (“Purchaser”), and Sichenzia Ross Friedman Ference LLP, with an address at 61 Broadway, New York, New York 10006, as the escrow agent (the “Escrow Agent”).
W I T N E S S E T H:
WHEREAS, the Company has agreed to sell to Purchaser, and Purchaser has agreed to buy from the Company, Units consisting of (i) one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (ii) a 5 year warrant in the form attached hereto as Exhibit B (each, a “Warrant” and collectively, the “Warrants”) to purchase one half (1/2) of one share of Common Stock at an exercise price of $0.75 per share, for a purchase price of $0.60 per Unit and for an aggregate purchase price as set forth on the signature page hereto (the “Purchase Price”); and
WHEREAS, the parties desire to establish an escrow account with the Escrow Agent into which the Purchaser shall wire funds for the Purchase Price to the order of “Sichenzia Ross Friedman Ference LLP, as Escrow Agent for Calpian Inc.”, and Escrow Agent is willing to accept said wire(s) in accordance with the terms hereinafter set forth.
NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
ARTICLE I
TERMS OF THE ESCROW
1.1    The parties hereby agree to establish an escrow account (the “Escrow Account”) with the Escrow Agent whereby the Escrow Agent shall hold the Purchase Price deposited into the Escrow Account (the “Escrow Items”).
1.2    Upon the Escrow Agent’s receipt of the all of the Escrow Items for the Closing, it shall telephonically advise the Company and Purchaser of said receipt into the Escrow Account.
1.3    Wire transfers to the Escrow Agent shall be made as follows:

Wire to:        Citibank
153 East 53rd Street
23rd Floor
New York, NY 10022

A/C of Sichenzia Ross Friedman Ference LLP
A/C#:         4974921703
ABA#:         021000089
SWIFT Code:    CITIUS33

1.The Escrow Agent shall, upon receipt of written instructions in a form and substance satisfactory to the Escrow Agent, received from the Company, distribute the Escrow Items in accordance with such written instructions, with any payment to be made by wire transfer within one (1) business day of receipt of such written instructions.

ARTICLE II
MISCELLANEOUS
1.No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.
2.Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile prior to 5:30 p.m. (Eastern Time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile on a day that is not a Business Day or later than 5:30 p.m. (Eastern Time) on any Business Day, (c) the 2nd Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. As used herein, “Business Day” shall mean any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.
3.This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.
4.This Escrow Agreement (along with the related Assignment and Assumption Agreement) is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.
5.Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all parties had prepared the same.
6.The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City.
7.The Escrow Agent’s duties hereunder may be altered, amended, modified or revoked only by a writing signed by the parties hereto.
8.The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud and willful misconduct.

9.The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.
10.The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver any documents or papers deposited or called for hereunder in the absence of gross negligence, fraud and willful misconduct.
11.The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent’s duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation; provided that the costs of such compensation shall be borne by the Escrow Agent.
12.The Escrow Agent’s responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving written notice to the Company and Purchaser. In the event of any such resignation, the Company and Purchaser shall appoint a successor escrow agent and the Escrow Agent shall deliver to such successor escrow agent any Escrow Items held by the Escrow Agent.
13.If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.
14.It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents (if any) or the Escrow Items held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent’s sole discretion (i) to retain in the Escrow Agent’s possession without liability to anyone all or any part of said documents or the Escrow Items until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (ii) to deliver the Escrow Items and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York in accordance with the applicable procedure therefore.
15.The Company and Purchaser agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.
[Signature Page Follows]
IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of date first written above.

COMPANY:
CALPIAN, INc.______________________ ________

By: _________________________________________ Name: Harold Montgomery Title: Chief Executive Officer

PURCHASER:
_____________________________________ ________

By:__________________________________________
     Name:
     Title:

# of Units to be Purchased: ______________________
Aggregate Purchase Price: $______________________

ESCROW AGENT: SICHENZIA ROSS FRIEDMAN FERENCE LLP
By:__________________________________________ Name: Title: